UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

        Date of Report (Date of earliest event reported): March 31, 2003

                        DIGITAL BROADBAND NETWORKS, INC.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                      0-25658                 84-1357927
(State or Other Jurisdiction   (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                   Identification No.)

                  Suite 11.02 Menara Merais, No. 1, Jalan 19/3
                     46300 Petaling Jaya, Selangor, Malaysia
               (Address of Principal Executive Offices) (Zip Code)

     Registrant's telephone number, including area code: 011 (603) 7956 7026

                                 Not Applicable
          (Former name or former address, if changed since last report)


Item 12.

On March 31, 2003, Digital Broadband Networks, Inc. announced the results of its operations for calendar and fiscal year 2002, in conjunction with the filing of its annual report on Form 10-KSB. A copy of the press release is attached to this Form 8-K.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     DIGITAL BROADBAND NETWORKS, INC.
                                              (Registrant)


Date: March 31, 2003                 By:  /s/ Patrick Soon-Hock Lim
                                         -------------------------------
                                            Patrick Soon-Hock Lim
                                            Chairman and Chief Executive Officer



                                  EXHIBIT INDEX

The following exhibit is filed as part of this report:

Exhibit No.     Description

99.1            March 31, 2003 Press release of Digital Broadband Networks, Inc.